UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 17, 2022

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500

Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 17, 2022, the Board of Directors of CVS Health Corporation (the “Company”) amended, effective immediately, the by-laws (the “By-laws”) of the Company to (a) revise Section 1.10 with respect to the notification and other requirements related to nominations of directors and solicitations of proxies, including requiring compliance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and (b) incorporate ministerial, clarifying and conforming changes.

The foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-laws, as amended and restated, a copy of which is attached as Exhibit 3.1 and incorporated by reference herein.

Section 8 – Other Events

Item 8.01 Other Events

On November 17, 2022, the Board of Directors of the Company approved the 2022 Repurchase Program pursuant to which the Company is authorized to repurchase up to $10 billion of shares of the Company’s common stock (including brokers’ fees and commissions) after the full utilization of the Company’s existing 2021 Repurchase Program authorization.

The 2022 Repurchase Program permits the Company to effect repurchases from time to time through a combination of open market purchases, privately negotiated transactions, accelerated share repurchase transactions, and/or other derivative transactions.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description
3.1	By-laws of CVS Health Corporation, as amended and restated, effective November 17, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: November 21, 2022	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Secretary and Chief Governance Officer